UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐             Preliminary Proxy Statement

☐             Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐             Definitive Proxy Statement

☒             Definitive Additional Materials

☐             Soliciting Material under Rule 14a-12

NeoGenomics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
NEOGENOMICS, INC. 2022 Annual Meeting Vote by June 1, 2022 11:59 PM ET

NEOGENOMICS, INC. ATTN: HALLEY E. GILBERT 9490 NEOGENOMICS WAY FORT MYERS, FL 33912

D74774-P65457

 You invested in NEOGENOMICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2022.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of the directors named in the proxy statement as set forth below:

1a.	Lynn A. Tetrault	For

1b.	Bruce K. Crowther	For

1c.	David J. Daly	For

1d.	Dr. Alison L. Hannah	For

1e.	Stephen M. Kanovsky	For

1f.	Michael A. Kelly	For

1g.	Rachel A. Stahler	For

2.	Approval, on an advisory basis, of the Compensation Paid to the Company’s Named Executive Officers.	For

3.	Approval of the Third Amendment of the Amended and Restated Employee Stock Purchase Plan.	For

4.	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D74775-P65457